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                                                                  EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the inclusion in Amendment No. 2 to the registration statement on Form S-1 (File No. 333-06777) of our report dated July 25, 1996, on our audits of the consolidated financial statements of Gradall Industries, Inc. (formely ICM Industries, Inc.). We also consent to the reference to our firm under the caption "Experts".

Coopers & Lybrand L.L.P.
Cleveland, Ohio
August 23, 1996